UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 18, 2024

Date of Report (Date of earliest event reported)

MetAlert, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53046	98-0493446
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

117 W. 9th Street, Suite 1214, Los Angeles, CA	90015
(Address of Principal Executive Offices)	(Zip Code)

213-489-3019

Registrant’s telephone number, including area code

N/A
(Former Name or former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certified Public Accountant

(a)	Resignation of M&K CPAS, PLLC (“M&K”), Certified Public Accountants

(i)	On July 12, 2024 M&K CPAS, PLLC (“M&K”) resigned as the Company’s independent registered public accounting firm. M&K had served as the Company’s independent registered public accounting firm since 2021.

(ii)	M&K’s audit reports on the financial statements of the Company for the fiscal years ended December 31, 2023 and 2022 contained no adverse opinion or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope or accounting principles except that such reports included an explanatory paragraph describing the uncertainty of the Company’s ability to continue as a going concern.

(iii)	The resignation of M&K was agreed to by the MetAlert Board of Directors and Audit Committee on January 12, 2024.

(iv)	During the fiscal years ended December 31, 2022 and 2023, and through July 12, 2024, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) or reportable events ( as described under Item 304(a)(1)(v) of Regulation S-K) with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused M&K to make reference to the subject matter of the disagreement in connection with its reports.

(v)	The Company provided M&K with its disclosures in the Current Report on Form 8-K disclosing the resignation of M&K and requested in writing that M&K furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. M&K’s response is filed as an exhibit to this Current Report on Form 8-K.

(b)	Appointment of dbbmckennon (“DBBM”), as the Company’s independent registered public accounting firm

(i)	Following a careful deliberation and competitive process among various accounting firms, on July 12, 2024, the Company’s Board of Directors and Audit Committee approved the engagement of DBBM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, effective July 12, 2024.

(ii)	Prior to retaining DBBM, the Company did not consult with DBBM regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

ITEM 9.01	EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

16	Letter from M&K CPAS, PLLC to the Securities and Exchange Commission, dated July 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

July 18, 2024	MetAlert, Inc.

	By:	/s/ Patrick Bertagna
	Name:	Patrick Bertagna
	Title:	Chief Executive Office